$ 791,595,000 (Approximate)

GMAC RFC (GRAPHIC OMITTED)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS11

RASC Series 2005-KS11 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

November 14, 2005

 CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

Disclaimer

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the securities and exchange commission because they contain important information. Such documents may be obtained without charge at the securities and exchange commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting Credit Suisse First Boston trading desk at 212-325-8549.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

RASC Series 2005-KS11 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates

$ 791,595,000 (Approximate)

Subject to Revision

Class	Approximate Size(1)	Interest Type	Principal Type	Collateral Group	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (mos)(2) Call/Mat	Final Scheduled Distribution Date(3)	Expected Ratings (Moody's/S&P)
A-I-1 (4)	274,657,000	FLT	SEQ	I	1.00 / 1.00	1 - 21 / 1 - 21	September 2026	Aaa/AAA
A-I-2 (4)	103,126,000	FLT	SEQ	I	2.00 / 2.00	21 - 28 / 21 - 28	June 2030	Aaa/AAA
A-I-3 (4)	114,019,000	FLT	SEQ	I	3.25 / 3.25	28 - 63 / 28 - 63	March 2034	Aaa/AAA
A-I-4 (4)	56,223,000	FLT	SEQ	I	6.07 / 7.65	63 - 75 / 63 - 164	December 2035	Aaa/AAA
A-II (4)	547,695,000	FLT	PT	II	-Not Offered Hereby-			Aaa/AAA
M-1 (4)(5)	49,680,000	FLT	MEZ	I & II	4.64 / 5.11	45 - 75 / 45 - 145	December 2035	Aa1/AA+
M-2 (4)(5)	44,850,000	FLT	MEZ	I & II	4.52 / 4.97	42 - 75 / 42 - 138	December 2035	Aa2/AA+
M-3 (4)(5)	30,360,000	FLT	MEZ	I & II	4.45 / 4.88	41 - 75 / 41 - 131	December 2035	Aa3/AA+
M-4 (4)(5)	22,080,000	FLT	MEZ	I & II	4.41 / 4.83	40 - 75 / 40 - 125	December 2035	A1/AA
M-5 (4)(5)	22,770,000	FLT	MEZ	I & II	4.39 / 4.78	39 - 75 / 39 - 120	December 2035	A2/AA
M-6 (4)(5)	20,700,000	FLT	MEZ	I & II	4.36 / 4.72	39 - 75 / 39 - 114	December 2035	A3/AA-
M-7 (4)(5)	21,390,000	FLT	MEZ	I & II	4.34 / 4.66	38 - 75 / 38 - 107	December 2035	Baa1/A+
M-8 (4)(5)	16,560,000	FLT	MEZ	I & II	4.33 / 4.57	38 - 75 / 38 - 99	December 2035	Baa2/A
M-9 (4)(5)	15,180,000	FLT	MEZ	I & II	4.32 / 4.47	37 - 75 / 37 - 90	December 2035	Baa3/BBB+
Total	1,339,290,000

  The size is subject to a permitted variance in the aggregate of plus or minus 5%.

  The Certificates will be priced to the first possible Optional Termination Date and the applicable Prepayment Pricing Assumption for the Mortgage Loans.

  For the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust on the Optional Termination Date and no Excess Cash Flow on any Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan.

  The applicable margin on the Class A Certificates (other than the Class A-I-1 Certififcates) will increase to 2x their original margin and the applicable margin on the Class M Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible Optional Termination Date. Each class is subject to an applicable Net WAC Cap.

  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Representations & Warranties:

RFC will make a representation and warranty that each mortgaged property is free of damage and in good repair as of the closing date. In the event that a mortgaged property is damaged as of the closing date and that damage materially adversely affects the value of the mortgaged property or of the interest of the certificateholders in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.

Certificates:

The Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates (the "Class A-I Certificates") backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates, backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations (the "Group II Loans").

The Class A-I Certificates and the Class A-II Certificates are collectively referred to as the "Class A Certificates."

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (the "Class M Certificates").

The Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates and the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates will be offered by the Prospectus (the "Offered Certificates").

The Class A-II Certificates will also be offered by the Prospectus but are not offered hereby.

Depositor:	Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation
Seller and Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")
Sub-Servicer:	Primary servicing will be provided primarily by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation
Trustee:	U.S. Bank National Association
Lead Underwriters:	Credit Suisse First Boston LLC and Residential Funding Securities Corporation
Co-Manager:	Greenwich Capital Markets, Inc.
Statistical Calculation and Cut-Off Date:	November 1, 2005
Closing Date:	On or about November 29, 2005
Distribution Dates:	The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in December 2005. The initial Distribution Date will be December 27, 2005.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.
ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	The Offered Certificates are not expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off Date ("Optional Termination Date"), the holders of the call rights may terminate the trust.

Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first and second liens on mortgaged properties. Approximately 18.98% of the Mortgage Loans provide for an initial interest-only period of up to 10 years.

The statistical pool of mortgage loans described herein has an approximate aggregate principal balance of $1,381,320,964 as of the Statistical Calculation Date. On the Closing Date, the aggregate principal balance of the Mortgage Loans will be approximately $1,380,000,000.

The Group I Loans will consist of fixed-rate and adjustable-rate Mortgage Loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans has an approximate aggregate principal balance of $690,868,265 as of the Cut-Off Date.

The Group II Loans will consist of fixed-rate and adjustable-rate Mortgage Loans with original principal balances that conform to Freddie Mac limitations. The statistical pool of Group II Loans has an approximate aggregate principal balance of $690,452,699 as of the Cut-Off Date.

Silent Seconds:

The mortgaged properties relating to approximately 32.07% of the Mortgage Loans are subject to a second-lien mortgage loan ("Silent Second") that was originated at the same time as the first-lien mortgage loan. The weighted average combined original loan-to-value ratio of the Mortgage Loans, including the Mortgage Loans subject to Silent Seconds, is 86.91%.

Prepayment Assumption:

Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then outstanding principal balance of the adjustable-rate Mortgage Loans in the first month of the life of the Mortgage Loans, (ii) an additional 28%/11 per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Group I Basis Risk Shortfall:

With respect to any class of Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Group I Net WAC Cap Rate.

Group I Basis Risk Shortfall Carry-Forward Amounts:

With respect to any class of Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for that class.

Group II Basis Risk Shortfall:

With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of the Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for the Class A-II Certificates calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin over (ii) the accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate.

Group II Basis Risk Shortfall Carry-Forward Amounts:

With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for the Class A-II Certificates.

Class M Basis Risk Shortfall:

With respect to any class of Class M Certificates and any Distribution Date on which the Class M Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin over (y) the accrued certificate interest for that class calculated using the Subordinate Net WAC Cap Rate.

Class M Basis Risk Shortfall Carry-Forward Amount:

With respect to each class of Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Class M Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Class M Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates and the Class A-II Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates and the Class A-II Certificates.

Credit Enhancement:

A. Excess Cash Flow

For any Distribution Date, the sum of (i) the excess of the available distribution amount over the sum of (a) the interest distribution amount for the certificates and (b) the principal remittance amount, (ii) any overcollateralization reduction amount, and (iii) any amounts received by the trust under the Yield Maintenance Agreement for that Distribution Date. Excess Cash Flow may be used to protect the Class A Certificates and Class M Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

B. Overcollateralization ("OC")

Initial (% Orig.) 2.95%

OC Target (% Orig.) 2.95%

Stepdown OC Target (% Current)(1) 5.90%

OC Floor (% Orig.) 0.50%

(1) subject to certain trigger events as specified herein

C. Subordination

If the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be first allocated to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M Certificates is outstanding and if there is no Excess Cash Flow or overcollateralization, all such losses will be allocated to the Class A Certificates as described in the prospectus supplement.

D. Yield Maintenance Agreement

The holders of the Offered Certificates may benefit from a series of interest rate cap payments pursuant to a yield maintenance agreement. Amounts received by the trust under the yield maintenance agreement will be distributed as a part of Excess Cash Flow, as further described in the prospectus supplement. The yield maintenance agreement will terminate after the distribution date in November 2010.

Expected Credit Support Percentage:

Class Rating (Moody's/S&P) Initial Credit Support After Step-Down Support

A Aaa/AAA 20.60% 41.20%

M-1 Aa1/AA+ 17.00% 34.00%

M-2 Aa2/AA+ 13.75% 27.50%

M-3 Aa3/AA+ 11.55% 23.10%

M-4 A1/AA 9.95% 19.90%

M-5 A2/AA 8.30% 16.60%

M-6 A3/AA- 6.80% 13.60%

M-7 Baa1/A+ 5.25% 10.50%

M-8 Baa2/A 4.05% 8.10%

M-9 Baa3/BBB+ 2.95% 5.90%

For any class of Certificates, the initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes Overcollateralization.

Subordination Percentage:

Class Rating (Moody's/S&P) Subordination Percentage

A Aaa/AAA 58.80%

M-1 Aa1/AA+ 66.00%

M-2 Aa2/AA+ 72.50%

M-3 Aa3/AA+ 76.90%

M-4 A1/AA 80.10%

M-5 A2/AA 83.40%

M-6 A3/AA- 86.40%

M-7 Baa1/A+ 89.50%

M-8 Baa2/A 91.90%

M-9 Baa3/BBB+ 94.10%

Priority of Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

  From the available distribution amount, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Expense Fee Rate) in the following order of priority:

  To the Class A Certificates, the Class A Interest Distribution Amount , as described below, under "Class A Interest Distribution Priority";

  To the Class M-1 Certificates;

  To the Class M-2 Certificates;

  To the Class M-3 Certificates;

  To the Class M-4 Certificates;

  To the Class M-5 Certificates;

  To the Class M-6 Certificates;

  To the Class M-7 Certificates;

  To the Class M-8 Certificates; and

  To the Class M-9 Certificates.

  The Principal Distribution Amount will be distributed as follows:

  To the Class A Certificates, the Class A Principal Distribution Amount, as described below, under "Class A Principal Distributions," until the certificate principal balances thereof have been reduced to zero;

  To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

  To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

  To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

  To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

  To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

  To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

  To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

  To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero; and

  To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero.

  From Excess Cash Flow, to pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

  From Excess Cash Flow, as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

  From Excess Cash Flow, to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

  From Excess Cash Flow, to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  From Excess Cash Flow, to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

  From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then the Class M Certificates, in order of priority, the amount of any Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall Carry-Forward Amount and Class M Basis Risk Shortfall Carry Forward Amount, as applicable, remaining unpaid as of that Distribution Date;

  From Excess Cash Flow, to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  From Excess Cash Flow, to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Class A Interest Distribution Priority:

With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

  First, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

  Second, concurrently, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount or to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in clause First above;

  Third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in clauses First and Second above; and,

  Fourth, concurrently, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in clauses First, Second and Third above.

Class A-I Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.
Class A-II Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.
Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
Pass-Through Rates:

Group I Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of Class A-I Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus the related margin, and for each Class of A-I Certificates, other than the Class A-I-1 Certificates, beginning on the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the related margin, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

Group II Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on the Class A-II Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus two-times the related margin for such class, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.

Class M Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Class M Net WAC Cap Rate and (z) 14.00% per annum.

Group I Net WAC Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Group II Net WAC Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Class M Net WAC Cap Rate:

With respect to any Distribution Date and the Class M Certificates, a per annum rate equal to the weighted average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

Net WAC Cap Rate:	The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Class M Net WAC Cap Rate, as applicable.
Subordinate Component:

With respect to each loan group and any Distribution Date, the positive excess, if any, of the aggregate principal balance of the Mortgage Loans in that loan group, over the aggregate certificate principal balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Eligible Master Servicing Compensation:

With respect to any Distribution Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the three-month average of the Sixty-Plus Delinquency Percentage equals or exceeds [40.00]% of the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in December 2007 the cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:

On any Distribution Date, the lesser of (a) the excess of (i) the available distribution amount plus with respect to clauses (v) and (vi) of clause (b) amounts received by the trustee under the Yield Maintenance Agreement, over (ii) the interest distribution amount and (b) the aggregate amount described below:

    the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;

    the principal portion of all proceeds of the repurchase of Mortgage Loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month;

    the principal portion of all other unscheduled collections other than subsequent recoveries, received on the Mortgage Loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

    the lesser of (a) subsequent recoveries for that distribution date and (b) the principal portion of any realized losses allocated to any class of certificates on a prior distribution date and remaining unpaid;

    the lesser of (a) the Excess Cash Flow for that distribution date, to the extent not used in clause (iv) above on such distribution date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that distribution date to the extent covered by Excess Cash Flow for that distribution date as described under "-Priority of Distributions" above; and, the lesser of (a) the Excess Cash Flow for that distribution date, to the extent not used pursuant to clauses (iv) and (v) above on such distribution date, and (b) the amount of any Overcollateralization Increase Amount for that distribution date; minus, the amount of any overcollateralization reduction amount for that distribution date; and,

    any capitalization reimbursement amount.

In no event will the Principal Distribution Amount on any distribution date be less than zero or greater than the outstanding aggregate certificate principal balance of the Class A and Class M Certificates.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the OC Floor.

Class A Principal Distributions:

Holders of each class of Class A Certificates will be entitled to receive on each distribution date, to the extent of the available distribution amount remaining after the interest distribution amount is distributed, a distribution allocable to principal in the manner as follows:

  The Class A-I Principal Distribution Amount will be distributed as follows:

First: to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and,

Second: to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

  The Class A-II Principal Distribution Amount will be distributed as follows:

First: to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero; and,

Second: to the Class A-I-1, Class A-I-2, Class A-I-3 and A-I-4 Certificates, in that order, in each case, until the Certificate Principal Balance thereof have been reduced to zero.

Principal Allocation Amount:

With respect to any distribution date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of realized losses on the Mortgage Loans in the calendar month preceding that distribution date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any distribution date on which there is insufficient excess cash flow to cover all realized losses on the Mortgage Loans, in determining the Class A-I Principal Distribution Amount and the Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and the Class A-II Certificates, pro-rata based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A-I Principal Distribution Amount:

On any distribution date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that distribution date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that distribution date.

Class A-II Principal Distribution Amount:

On any distribution date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that distribution date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that distribution date.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the OC Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Allocation of Losses:

Any realized losses will be allocated in the following order of priority:

  To Excess Cash Flow for the related Distribution Date;

  To the overcollateralization amount, until it has been reduced to zero;

  To the Class M-9 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-8 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-7 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-6 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-5 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-4 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

  To the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and,

  To the Class A-I Certificates, losses on the Group I Loans on a pro rata basis until the certificate principal balances thereof have been reduced to zero, and to the Class A-II Certificates, losses on the Group II Loans until the certificate principal balance thereof has been reduced to zero.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in December 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 41.20%
Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus.

Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A and Class M Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal of the Class A and Class M Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of [4.10]% beginning with the Distribution Date in December 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in November 2010.

Yield Maintenance Agreement Schedule
Period	Distribution Date	Notional Balance	Period	Distribution Date	Notional Balance
1	12/25/2005	$1,337,700,000.00	31	06/25/2008	$387,946,269.08
2	01/25/2006	1,326,462,544.28	32	07/25/2008	369,809,621.17
3	02/25/2006	1,311,336,432.32	33	08/25/2008	352,461,846.74
4	03/25/2006	1,292,353,056.47	34	09/25/2008	335,867,718.38
5	04/25/2006	1,269,531,994.35	35	10/25/2008	319,993,650.98
6	05/25/2006	1,242,923,862.77	36	11/25/2008	304,806,598.20
7	06/25/2006	1,212,611,345.72	37	12/25/2008	290,281,235.10
8	07/25/2006	1,178,709,881.09	38	01/25/2009	290,281,235.10
9	08/25/2006	1,141,367,968.86	39	02/25/2009	287,640,657.72
10	09/25/2006	1,101,552,163.20	40	03/25/2009	275,730,168.72
11	10/25/2006	1,059,454,097.32	41	04/25/2009	264,332,294.97
12	11/25/2006	1,018,689,769.86	42	05/25/2009	253,424,512.72
13	12/25/2006	979,444,318.92	43	06/25/2009	242,985,101.13
14	01/25/2007	941,661,289.96	44	07/25/2009	232,993,129.39
15	02/25/2007	905,285,758.69	45	08/25/2009	223,428,820.15
16	03/25/2007	870,264,876.68	46	09/25/2009	214,273,289.53
17	04/25/2007	836,547,792.57	47	10/25/2009	205,508,506.11
18	05/25/2007	804,085,576.19	48	11/25/2009	197,117,261.14
19	06/25/2007	772,831,145.63	49	12/25/2009	189,083,102.76
20	07/25/2007	742,735,758.87	50	01/25/2010	181,390,329.88
21	08/25/2007	713,624,698.39	51	02/25/2010	174,023,948.19
22	09/25/2007	663,590,631.27	52	03/25/2010	166,969,637.84
23	10/25/2007	615,739,458.13	53	04/25/2010	160,213,722.61
24	11/25/2007	571,537,730.26	54	05/25/2010	153,743,140.51
25	12/25/2007	530,596,360.61	55	06/25/2010	147,545,415.71
26	01/25/2008	492,732,979.72	56	07/25/2010	141,608,631.83
27	02/25/2008	469,171,034.22	57	08/25/2010	135,921,406.42
28	03/25/2008	447,477,793.08	58	09/25/2010	130,472,999.75
29	04/25/2008	426,735,635.59	59	10/25/2010	125,252,879.85
30	05/25/2008	406,908,712.52	60	11/25/2010	120,241,192.69

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$1,381,320,964.44
Number of Mortgage Loans	9,104

Average Current Principal Balance	$151,726.82	$9,985.53	$849,182.46
(1) Weighted Average Original Loan-to-Value	80.80%	10.00%	100.00%
(1) Weighted Average Mortgage Rate	7.431%	5.100%	13.375%
(1) Weighted Average Net Mortgage Rate	6.974%	4.675%	12.825%
(1) Weighted Average Note Margin	5.961%	2.250%	9.625%
(1) Weighted Average Maximum Mortgage Rate	13.615%	9.375%	18.250%
(1) Weighted Average Minimum Mortgage Rate	7.052%	2.250%	11.250%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	24	4	59
(1) Weighted Average Remaining Term to Stated Maturity (months)	351	112	360
(1) (2) Weighted Average Credit Score	620	476	816

(1) Weighted Average reflected in Total.

(2) 100% of the Aggregate Loans have Credit Scores.

(3) Includes loans that will be transferred to HomeComings within 90 days.

		Percent of Cut-off Date
	Range	Principal Balance
Product Type	ARM	80.17%
	Fixed	19.83%

Lien	First	96.07%

Property Type	Single Family (detached)	71.66%
	Attached PUD	2.77%
	Detached PUD	10.88%
	Two-to-four family units	6.15%
	Condo under 5 stories	5.61%
	Manufactured Home	1.99%
	Townhouse/rowhouse	0.64%
	Mid-rise condo (5-8 stories)	0.17%
	Condo over 8 stories	0.12%
	Leasehold	0.01%

Occupancy Status	Primary Residence	91.87%
	Non Owner Occupied	5.85%
	Second/Vacation	2.28%

Documentation Type	Full Documentation	64.28%
	Reduced Documentation	35.72%

Loans with Prepayment Penalties		72.60%

Loans serviced by Homecomings(3)		100%

Aggregate Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
499 or less	5	$446,104	0.03%	$89,221	56.91%
500 - 519	155	24,285,612	1.76	156,681	68.59
520 - 539	299	49,360,048	3.57	165,084	71.52
540 - 559	582	94,261,124	6.82	161,961	75.74
560 - 579	753	120,789,643	8.74	160,411	79.85
580 - 599	1,310	183,904,278	13.31	140,385	80.52
600 - 619	1,719	248,641,857	18.00	144,643	81.84
620 - 639	1,320	199,557,914	14.45	151,180	82.28
640 - 659	1,137	174,423,278	12.63	153,407	82.86
660 - 679	734	117,318,204	8.49	159,834	82.73
680 - 699	431	69,138,209	5.01	160,413	82.36
700 - 719	270	41,132,454	2.98	152,342	82.99
720 - 739	162	23,608,630	1.71	145,732	80.11
740 - 759	114	19,487,520	1.41	170,943	83.17
760 or greater	113	14,966,089	1.08	132,443	83.26
Total:	9,104	$1,381,320,964	100.00%	$151,727	80.80%

Aggregate Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	3,452	$214,976,186	15.56%	$62,276	621	83.18%
100,001 - 200,000	3,484	499,012,135	36.13	143,230	617	80.10
200,001 - 300,000	1,330	324,010,937	23.46	243,617	619	80.40
300,001 - 400,000	493	171,059,979	12.38	346,978	629	80.74
400,001 - 500,000	218	97,685,184	7.07	448,097	631	80.95
500,001 - 600,000	84	45,431,398	3.29	540,850	627	80.27
600,001 - 700,000	32	20,798,486	1.51	649,953	602	80.34
700,001 - 800,000	9	6,658,199	0.48	739,800	589	77.40
800,001 - 900,000	2	1,688,459	0.12	844,230	643	89.03
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	24	$6,482,694	0.47%	$270,112	636	78.59%
5.000 - 5.499	227	52,500,284	3.80	231,279	643	77.11
5.500 - 5.999	774	176,578,263	12.78	228,137	640	77.60
6.000 - 6.499	1,355	264,923,208	19.18	195,515	627	78.87
6.500 - 6.999	1,538	279,149,863	20.21	181,502	621	79.77
7.000 - 7.499	1,626	251,692,341	18.22	154,792	614	81.12
7.500 - 7.999	1,096	148,009,283	10.72	135,045	608	82.73
8.000 - 8.499	835	93,783,569	6.79	112,316	596	83.63
8.500 - 8.999	450	40,969,996	2.97	91,044	598	85.41
9.000 - 9.499	409	28,113,478	2.04	68,737	610	89.02
9.500 - 9.999	219	12,602,476	0.91	57,546	636	92.76
10.000 - 10.499	228	11,521,887	0.83	50,535	624	94.31
10.500 - 10.999	169	8,100,980	0.59	47,935	618	95.20
11.000 - 11.499	117	5,423,928	0.39	46,358	608	93.65
11.500 - 11.999	17	841,539	0.06	49,502	606	94.75
12.000 - 12.499	16	545,266	0.04	34,079	607	99.24
12.500 - 12.999	4	81,908	0.01	20,477	591	100.00
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	30	$7,441,493	0.54%	$248,050	641	78.42%
5.500 - 5.999	334	79,372,372	5.75	237,642	651	76.75
6.000 - 6.499	772	170,648,671	12.35	221,048	638	78.39
6.500 - 6.999	1,527	295,594,409	21.40	193,579	628	79.03
7.000 - 7.499	1,372	245,481,589	17.77	178,922	620	79.97
7.500 - 7.999	1,673	256,627,189	18.58	153,393	613	81.16
8.000 - 8.499	956	126,121,788	9.13	131,927	603	82.54
8.500 - 8.999	820	93,051,077	6.74	113,477	594	83.52
9.000 - 9.499	413	36,972,463	2.68	89,522	590	85.08
9.500 - 9.999	421	29,974,165	2.17	71,198	607	87.99
10.000 - 10.499	212	12,446,554	0.90	58,710	639	93.02
10.500 - 10.999	230	11,553,290	0.84	50,232	622	93.94
11.000 - 11.499	168	8,156,555	0.59	48,551	622	95.08
11.500 - 11.999	133	6,152,970	0.45	46,263	608	94.55
12.000 - 12.499	23	1,099,205	0.08	47,792	611	95.95
12.500 - 12.999	14	455,322	0.03	32,523	603	99.09
13.000 - 13.499	6	171,851	0.01	28,642	610	100.00
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	224	$26,840,843	1.94%	$119,825	595
50.01 - 55.00	78	13,132,689	0.95	168,368	586
55.01 - 60.00	166	26,831,686	1.94	161,637	579
60.01 - 65.00	264	41,267,455	2.99	156,316	587
65.01 - 70.00	379	68,895,540	4.99	181,782	594
70.01 - 75.00	607	97,973,524	7.09	161,406	595
75.01 - 80.00	3,542	590,552,527	42.75	166,729	631
80.01 - 85.00	808	138,906,901	10.06	171,914	611
85.01 - 90.00	1,519	251,478,123	18.21	165,555	621
90.01 - 95.00	467	74,458,822	5.39	159,441	633
95.01 - 100.00	1,050	50,982,853	3.69	48,555	654
Total:	9,104	$1,381,320,964	100.00%	$151,727	620

Aggregate State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	200	$18,960,082	1.37%	$94,800	623	82.75%
Alaska	7	1,302,792	0.09	186,113	619	83.40
Arizona	614	104,353,167	7.55	169,956	611	80.07
Arkansas	57	4,825,402	0.35	84,656	626	85.65
California	977	240,294,684	17.40	245,952	625	78.05
Colorado	227	37,602,823	2.72	165,651	624	83.60
Connecticut	120	21,649,321	1.57	180,411	625	79.68
Delaware	20	2,992,433	0.22	149,622	617	80.14
District of Columbia	25	6,825,042	0.49	273,002	597	72.32
Florida	864	134,896,491	9.77	156,130	626	81.05
Georgia	364	47,598,656	3.45	130,766	620	82.28
Hawaii	35	9,729,378	0.70	277,982	658	80.19
Idaho	36	4,259,284	0.31	118,313	604	82.54
Illinois	459	77,293,603	5.60	168,396	616	82.12
Indiana	193	16,330,540	1.18	84,614	615	83.45
Iowa	50	4,166,473	0.30	83,329	616	82.25
Kansas	61	5,376,736	0.39	88,143	623	84.87
Kentucky	73	7,090,650	0.51	97,132	622	83.32
Louisiana	66	6,276,345	0.45	95,096	621	82.34
Maine	28	3,501,088	0.25	125,039	632	82.77
Maryland	188	37,873,674	2.74	201,456	611	79.79
Massachusetts	132	32,532,393	2.36	246,458	619	79.79
Michigan	480	55,001,547	3.98	114,587	620	82.79
Minnesota	191	28,651,556	2.07	150,008	614	82.68
Mississippi	89	8,526,337	0.62	95,802	613	84.44
Missouri	287	27,708,866	2.01	96,547	611	83.06
Montana	14	2,077,152	0.15	148,368	596	75.28
Nebraska	24	2,682,688	0.19	111,779	616	82.87
Nevada	186	35,545,957	2.57	191,107	636	80.19
New Hampshire	25	4,150,470	0.30	166,019	606	79.96
New Jersey	182	41,286,874	2.99	226,851	613	80.08
New Mexico	42	5,957,999	0.43	141,857	625	79.28
New York	136	32,617,177	2.36	239,832	616	77.76
North Carolina	206	21,947,402	1.59	106,541	615	82.71
North Dakota	6	604,632	0.04	100,772	611	88.88
Ohio	273	27,896,011	2.02	102,183	616	83.96
Oklahoma	70	5,571,832	0.40	79,598	620	82.57
Oregon	97	14,116,681	1.02	145,533	627	79.75
Pennsylvania	306	32,302,418	2.34	105,563	613	82.10
Rhode Island	35	6,824,457	0.49	194,984	642	79.68
South Carolina	145	16,093,717	1.17	110,991	620	81.84
South Dakota	4	399,377	0.03	99,844	626	85.32
Tennessee	202	17,683,784	1.28	87,543	612	83.28
Texas	529	54,605,185	3.95	103,223	621	80.99
Utah	101	13,185,428	0.95	130,549	622	83.24
Vermont	6	510,042	0.04	85,007	630	82.96
Virginia	236	40,201,004	2.91	170,343	621	79.57
Washington	161	26,931,561	1.95	167,277	630	81.56
West Virginia	21	2,371,347	0.17	112,921	589	82.97
Wisconsin	243	28,724,183	2.08	118,207	614	83.26
Wyoming	11	1,414,220	0.10	128,565	630	81.02
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Equity Refinance	3,588	$572,299,456	41.43%	$159,504	613	79.78%
Purchase	4,283	581,766,720	42.12	135,832	636	83.20
Rate / Term Refinance	1,233	227,254,788	16.45	184,310	599	77.22
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Documentation
Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	6,322	$887,968,008	64.28%	$140,457	610	81.22%
Reduced Documentation	2,782	493,352,956	35.72	177,338	638	80.03
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Occupancy
Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Investment Property	603	$80,838,253	5.85%	$134,060	642	81.41%
Owner Occupied	8,341	1,268,965,027	91.87	152,136	618	80.71
Second/Vacation	160	31,517,685	2.28	196,986	662	82.54
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	6,850	$989,882,635	71.66%	$144,508	617	80.77%
Attached PUD	217	38,273,982	2.77	176,378	626	80.28
Detached PUD	775	150,316,010	10.88	193,956	619	81.33
Two-to-four family units	398	84,971,279	6.15	213,496	631	80.67
Condo under 5 stories	485	77,529,838	5.61	159,855	640	82.14
Manufactured Home	293	27,420,808	1.99	93,586	639	74.95
Townhouse/rowhouse	68	8,840,010	0.64	130,000	624	81.87
Mid-rise condo (5-8 stories)	10	2,352,031	0.17	235,203	638	86.76
Condo over 8 stories	7	1,594,465	0.12	227,781	632	86.13
Leasehold	1	139,907	0.01	139,907	631	80.00
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Credit Grade
Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
A4	6,057	$905,177,863	65.53%	$149,443	644	82.40%
AX	644	103,295,635	7.48	160,397	611	80.78
AM	1,108	170,863,753	12.37	154,209	588	80.26
B	683	107,981,154	7.82	158,098	559	77.18
C	343	54,031,852	3.91	157,527	543	72.53
CM	269	39,970,707	2.89	148,590	525	67.87
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Prepayment Penalty Term
Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	2,891	$378,439,781	27.40%	$130,903	620	81.88%
6	13	890,509	0.06	68,501	582	84.97
12	459	91,248,003	6.61	198,797	621	80.27
24	4,219	690,399,183	49.98	163,640	616	80.72
36	1,520	220,199,924	15.94	144,868	634	79.39
60	2	143,564	0.01	71,782	618	73.59
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate IO Term
IO Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	7,968	$1,119,205,781	81.02%	$140,463	613	80.61%
24	190	50,155,269	3.63	263,975	649	82.74
36	30	7,000,257	0.51	233,342	644	86.74
60	859	192,904,304	13.97	224,568	649	81.36
72	1	177,355	0.01	177,355	605	79.00
84	23	5,763,836	0.42	250,602	676	74.97
120	33	6,114,163	0.44	185,278	635	80.76
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Note Margins
Range of Note Margins(%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	2,754	$273,890,061	19.83%	$99,452	635	81.53%
2.000 - 2.499	17	3,690,833	0.27	217,108	647	81.83
2.500 - 2.999	1	500,000	0.04	500,000	674	80.00
3.000 - 3.499	6	1,454,166	0.11	242,361	654	79.71
3.500 - 3.999	74	12,458,832	0.90	168,363	621	82.49
4.000 - 4.499	90	18,012,631	1.30	200,140	645	79.54
4.500 - 4.999	202	41,095,049	2.98	203,441	648	78.97
5.000 - 5.499	792	145,940,956	10.57	184,269	632	79.84
5.500 - 5.999	1,701	307,596,820	22.27	180,833	625	80.32
6.000 - 6.499	1,827	334,630,480	24.23	183,158	610	80.14
6.500 - 6.999	1,060	162,844,617	11.79	153,627	602	82.72
7.000 - 7.499	298	41,955,436	3.04	140,790	592	81.61
7.500 - 7.999	153	21,278,837	1.54	139,077	590	80.94
8.000 - 8.499	73	9,073,531	0.66	124,295	576	83.23
8.500 - 8.999	48	5,991,740	0.43	124,828	576	81.11
9.000 - 9.499	6	748,340	0.05	124,723	587	86.60
9.500 - 9.999	2	158,634	0.01	79,317	571	86.97
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Maximum Mortgage Rates
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	2,754	$273,890,061	19.83%	$99,452	635	81.53%
9.000 - 9.999	1	314,400	0.02	314,400	639	80.00
11.000 - 11.999	169	38,292,352	2.77	226,582	636	77.04
12.000 - 12.999	1,240	264,321,643	19.14	213,163	626	78.69
13.000 - 13.999	2,556	464,157,795	33.60	181,595	621	80.60
14.000 - 14.999	1,711	260,018,965	18.82	151,969	606	82.53
15.000 - 15.999	579	71,700,131	5.19	123,834	584	83.07
16.000 - 16.999	85	7,882,547	0.57	92,736	564	78.29
17.000 - 17.999	7	636,682	0.05	90,955	569	83.13
18.000 - 18.999	2	106,387	0.01	53,194	575	63.41
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Minimum Mortgage Rates
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	2,754	$273,890,061	19.83%	$99,452	635	81.53%
2.000 - 2.999	7	1,769,053	0.13	252,722	640	83.99
3.000 - 3.999	2	554,775	0.04	277,388	620	87.30
4.000 - 4.999	64	13,117,881	0.95	204,967	669	76.89
5.000 - 5.999	736	146,529,539	10.61	199,089	641	79.38
6.000 - 6.999	2,042	408,312,014	29.56	199,957	625	79.89
7.000 - 7.999	2,065	354,989,961	25.70	171,908	610	80.72
8.000 - 8.999	1,038	142,776,244	10.34	137,549	591	83.01
9.000 - 9.999	348	35,965,979	2.60	103,351	578	84.35
10.000 - 10.999	43	3,174,481	0.23	73,825	581	82.12
11.000 - 11.999	5	240,977	0.02	48,195	579	72.86
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Next Rate Adjustment Date
Range of Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	2,754	$273,890,061	19.83%	$99,452	635	81.53%
March 2006	1	114,083	0.01	114,083	523	80.00
September 2006	2	440,822	0.03	220,411	609	71.90
October 2006	1	202,136	0.01	202,136	646	72.00
November 2006	1	56,560	0.01	56,560	513	90.00
January 2007	4	374,668	0.03	93,667	639	84.45
February 2007	3	411,293	0.03	137,098	609	85.06
March 2007	3	661,338	0.05	220,446	635	90.11
April 2007	4	712,270	0.05	178,068	620	91.82
May 2007	16	3,490,129	0.25	218,133	620	86.90
June 2007	84	16,342,698	1.18	194,556	604	86.87
July 2007	83	17,580,462	1.27	211,813	613	81.19
August 2007	370	64,999,363	4.71	175,674	624	80.17
September 2007	2,324	398,457,220	28.85	171,453	612	80.22
October 2007	2,443	431,269,097	31.22	176,533	614	80.63
November 2007	452	72,861,876	5.27	161,199	627	80.69
May 2008	4	615,988	0.04	153,997	625	88.42
June 2008	7	2,276,440	0.16	325,206	646	89.23
July 2008	17	3,010,066	0.22	177,063	638	80.02
August 2008	61	10,732,734	0.78	175,946	635	79.87
September 2008	163	28,041,849	2.03	172,036	633	81.40
October 2008	160	28,313,269	2.05	176,958	631	81.16
November 2008	103	16,005,634	1.16	155,395	622	80.37
September 2010	11	2,176,424	0.16	197,857	669	81.81
October 2010	33	8,284,483	0.60	251,045	679	77.82
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Aggregate Debt-to-Income Ratios
Debt-to-Income Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or less	548	$70,241,688	5.09%	$128,178	621	79.84
20.01 - 25.00	568	80,754,129	5.85	142,173	611	80.73
25.01 - 30.00	796	117,321,995	8.49	147,389	614	79.09
30.01 - 35.00	1,121	172,911,357	12.52	154,247	614	79.79
35.01 - 40.00	1,419	217,321,525	15.73	153,151	619	80.53
40.01 - 45.00	1,811	271,656,461	19.67	150,004	627	81.45
45.01 - 50.00	2,075	329,755,451	23.87	158,918	626	82.01
50.01 - 55.00	699	112,871,636	8.17	161,476	611	80.23
55.01 - 60.00	2	276,350	0.02	138,175	614	90.07
Not Available	65	$8,210,372	0.59%	$126,313	628	79.51
Total:	9,104	$1,381,320,964	100.00%	$151,727	620	80.80%

Group 1 Collateral Summary

Summary	Total	Minimum	Maximum
Group I Current Principal Balance	$690,868,265.23
Number of Mortgage Loans	3,779

Average Current Principal Balance	$182,818	$11,479.34	$849,182.46
(1) Weighted Average Original Loan-to-Value	78.34%	5.00%	100.00%
(1) Weighted Average Mortgage Rate	7.382%	5.100%	13.375%
(1) Weighted Average Net Mortgage Rate	6.923%	4.675%	12.825%
(1) Weighted Average Note Margin	5.938%	2.250%	9.625%
(1) Weighted Average Maximum Mortgage Rate	13.546%	11.100%	18.150%
(1) Weighted Average Minimum Mortgage Rate	7.004%	3.650%	11.250%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	24	10	59
(1) Weighted Average Remaining Term to Stated Maturity (months)	351	113	360
(1) (2) Weighted Average Credit Score	623	476	807

(1) Weighted Average reflected in Total.

(2) 100% of the Group I Loans have Credit Scores.

(3) Includes loans that will be transferred to HomeComings within 90 days.

		Percent of Cut-off Date
	Range	Principal Balance
Product Type	ARM	82.35%
	Fixed	17.65%

Lien	First	95.76%

Property Type	Single Family (detached)	69.97%
	Detached PUD	13.29
	Condo under 5 stories	6.08
	Two-to-four family units	5.41
	Attached PUD	3.23
	Manufactured Home	1.19
	Townhouse/rowhouse	0.44
	Mid-rise condo (5-8 stories)	0.26
	Condo over 8 stories	0.12

Occupancy Status	Primary Residence	94.54%
	Non Owner Occupied	3.93%
	Second/Vacation	1.53%

Documentation Type	Full Documentation	58.69%
	Reduced Documentation	41.31%

Loans with Prepayment Penalties		72.47%

Loans serviced by Homecomings(3)		100%

Group I Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
499 or less	3	$246,710	0.04%	$82,237	482
500 - 519	49	7,991,557	1.16	163,093	512
520 - 539	106	18,887,223	2.73	178,181	531
540 - 559	229	44,890,107	6.5	196,027	549
560 - 579	320	63,578,887	9.2	198,684	569
580 - 599	494	81,282,021	11.77	164,539	589
600 - 619	734	127,982,916	18.52	174,364	609
620 - 639	534	98,574,678	14.27	184,597	629
640 - 659	494	93,452,912	13.53	189,176	649
660 - 679	328	62,177,149	9	189,564	669
680 - 699	200	38,728,794	5.61	193,644	688
700 - 719	124	23,458,425	3.4	189,181	708
720 - 739	62	10,255,031	1.48	165,404	729
740 - 759	53	11,153,759	1.61	210,448	749
760 or greater	49	8,208,095	1.19	167,512	778
Total:	3,779	$690,868,265	100.00%	$182,818	623

Group I Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,211	$76,686,943	11.10%	$63,325	626	84.92%
100,001 - 200,000	1,322	196,940,548	28.51	148,972	616	81.35
200,001 - 300,000	639	154,542,441	22.37	241,850	625	81.66
300,001 - 400,000	290	103,623,636	15	357,323	634	81.58
400,001 - 500,000	197	88,397,780	12.8	448,720	632	80.87
500,001 - 600,000	78	42,205,630	6.11	541,098	621	80.16
600,001 - 700,000	31	20,124,629	2.91	649,182	605	80.86
700,001 - 800,000	9	6,658,199	0.96	739,800	589	77.40
800,001 - 900,000	2	1,688,459	0.24	844,230	643	89.03
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Net Mortgage Rates
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	12	$3,943,278	0.57%	$328,607	639	78.49%
5.000 - 5.499	106	29,330,440	4.25	276,702	644	77.96
5.500 - 5.999	353	100,100,353	14.49	283,570	644	79.39
6.000 - 6.499	552	132,783,027	19.22	240,549	631	80.09
6.500 - 6.999	654	141,938,339	20.54	217,031	624	80.52
7.000 - 7.499	630	115,595,643	16.73	183,485	615	81.40
7.500 - 7.999	440	70,111,507	10.15	159,344	609	83.81
8.000 - 8.499	336	42,250,811	6.12	125,746	596	84.65
8.500 - 8.999	193	20,419,205	2.96	105,799	594	86.13
9.000 - 9.499	171	14,350,554	2.08	83,921	614	89.53
9.500 - 9.999	104	7,114,800	1.03	68,412	647	94.28
10.000 - 10.499	101	5,839,202	0.85	57,814	629	96.38
10.500 - 10.999	63	3,654,108	0.53	58,002	627	97.16
11.000 - 11.499	53	2,826,916	0.41	53,338	611	95.77
11.500 - 11.999	6	361,603	0.05	60,267	594	99.21
12.000 - 12.499	4	227,286	0.03	56,822	620	100.00
12.500 - 12.999	1	21,191	0.00	21,191	591	100.00
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	13	$4,139,459	0.60%	$318,420	650	77.92%
5.500 - 5.999	152	43,112,450	6.24	283,635	654	78.46
6.000 - 6.499	360	98,998,832	14.33	274,997	641	79.83
6.500 - 6.999	612	146,091,900	21.15	238,712	631	79.89
7.000 - 7.499	585	124,927,506	18.08	213,551	624	80.85
7.500 - 7.999	654	117,945,344	17.07	180,345	614	81.74
8.000 - 8.499	381	59,264,184	8.58	155,549	602	83.46
8.500 - 8.999	334	42,462,893	6.15	127,134	597	84.52
9.000 - 9.499	169	17,500,301	2.53	103,552	584	85.43
9.500 - 9.999	184	16,308,356	2.36	88,632	611	88.77
10.000 - 10.499	99	6,733,377	0.97	68,014	651	95.24
10.500 - 10.999	101	5,774,754	0.84	57,176	627	95.52
11.000 - 11.499	63	3,740,012	0.54	59,365	636	98.74
11.500 - 11.999	58	3,117,890	0.45	53,757	608	94.99
12.000 - 12.499	9	502,530	0.07	55,837	604	99.37
12.500 - 12.999	3	158,318	0.02	52,773	613	100.00
13.000 - 13.499	2	90,159	0.01	45,080	626	100.00
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	67	$8,722,762	1.26%	$130,190	592
50.01 - 55.00	22	4,876,070	0.71	221,640	568
55.01 - 60.00	56	8,754,234	1.27	156,326	583
60.01 - 65.00	69	11,611,125	1.68	168,277	582
65.01 - 70.00	143	30,760,282	4.45	215,107	593
70.01 - 75.00	208	41,012,855	5.94	197,177	599
75.01 - 80.00	1,619	334,222,532	48.38	206,438	635
80.01 - 85.00	297	61,924,575	8.96	208,500	608
85.01 - 90.00	628	120,810,984	17.49	192,374	617
90.01 - 95.00	212	40,015,017	5.79	188,750	632
95.01 - 100.00	458	28,157,829	4.08	61,480	657
Total:	3,779	$690,868,265	100.00%	$182,818	623

Group I State Distributions of Mortgaged Properties
State or Territory	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	66	$7,841,071	1.13%	$118,804	623	81.06%
Alaska	5	1,044,392	0.15	208,878	601	84.24
Arizona	256	52,111,533	7.54	203,561	609	80.43
Arkansas	16	1,654,082	0.24	103,380	637	88.73
California	442	132,871,899	19.23	300,615	641	81.51
Colorado	108	21,297,624	3.08	197,200	620	83.75
Connecticut	46	9,943,782	1.44	216,169	624	78.78
Delaware	11	2,058,133	0.30	187,103	624	82.24
Florida	378	69,654,389	10.08	184,271	630	81.73
Georgia	141	21,083,192	3.05	149,526	618	81.80
Hawaii	16	4,582,727	0.66	286,420	659	78.98
Idaho	12	1,889,604	0.27	157,467	593	80.91
Illinois	192	37,448,136	5.42	195,042	613	83.03
Indiana	57	5,262,424	0.76	92,323	617	86.24
Iowa	17	1,673,331	0.24	98,431	619	80.80
Kansas	23	1,980,678	0.29	86,116	614	87.04
Kentucky	23	2,822,639	0.41	122,723	610	84.99
Louisiana	27	2,458,539	0.36	91,057	613	82.22
Maine	16	2,159,590	0.31	134,974	631	83.36
Maryland	80	19,154,127	2.77	239,427	612	81.21
Massachusetts	79	20,888,038	3.02	264,406	624	80.63
Michigan	186	24,318,204	3.52	130,743	622	83.27
Minnesota	75	12,397,264	1.79	165,297	614	82.89
Mississippi	30	3,408,093	0.49	113,603	613	84.44
Missouri	108	11,383,434	1.65	105,402	617	83.46
Montana	8	1,429,836	0.21	178,730	597	71.16
Nebraska	7	1,008,416	0.15	144,059	638	83.38
Nevada	102	23,638,708	3.42	231,752	634	79.69
New Hampshire	10	1,707,025	0.25	170,703	606	82.02
New Jersey	95	24,171,093	3.50	254,433	612	81.75
New Mexico	13	2,208,892	0.32	169,915	602	75.54
New York	65	18,089,580	2.62	278,301	612	79.55
North Carolina	80	9,209,365	1.33	115,117	609	83.93
North Dakota	2	275,432	0.04	137,716	603	86.86
Ohio	97	11,416,946	1.65	117,700	618	83.85
Oklahoma	20	1,444,280	0.21	72,214	613	78.97
Oregon	37	6,165,846	0.89	166,644	630	79.00
Pennsylvania	129	15,075,984	2.18	116,868	615	82.52
Rhode Island	20	4,354,446	0.63	217,722	641	80.04
South Carolina	48	6,032,904	0.87	125,685	624	80.14
South Dakota	2	257,033	0.04	128,516	648	81.79
Tennessee	61	5,337,836	0.77	87,506	617	84.57
Texas	229	28,156,131	4.08	122,953	620	81.64
Utah	49	7,834,736	1.13	159,893	626	83.25
Vermont	2	132,078	0.02	66,039	619	85.36
Washington	66	11,873,689	1.72	179,904	623	82.03
Virginia	106	20,968,392	3.04	197,815	624	80.89
West Virginia	6	1,073,849	0.16	178,975	583	83.07
Wisconsin	95	12,053,671	1.74	126,881	615	83.10
Wyoming	6	957,294	0.14	159,549	622	82.49
Washington DC	14	4,607,879	0.67	329,134	603	76.21
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Loan Purpose
Loan Purpose	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Equity Refinance	1,163	$208,102,901	30.12%	$178,936	613	81.26%
Purchase	2,184	385,761,957	55.84	176,631	637	82.99
Rate / Term Refinance	432	97,003,407	14.04	224,545	593	77.39
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Documentation
Documentation Type	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	2,418	$405,499,681	58.69%	$167,700	612	82.28%
Reduced Documentation	1,361	285,368,584	41.31	209,676	640	80.83
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Occupancy
Occupancy Type	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Investment Property	201	$27,147,057	3.93%	$135,060	641	82.60%
Owner Occupied	3,535	653,135,957	94.54	184,763	622	81.62
Second/Vacation	43	10,585,251	1.53	246,169	651	83.41
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Property Type
Property Type	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	2,784	$483,412,267	69.97%	$173,639	621	81.60%
Detached PUD	395	91,814,474	13.29	232,442	619	81.64
Condo under 5 stories	210	42,026,016	6.08	200,124	643	82.82
Two-to-four family units	159	37,347,283	5.41	234,889	632	82.99
Attached PUD	106	22,286,403	3.23	210,249	633	80.90
Manufactured Home	90	8,246,974	1.19	91,633	643	75.61
Townhouse/rowhouse	25	3,072,919	0.44	122,917	613	83.39
Mid-rise condo (5-8 stories)	7	1,818,901	0.26	259,843	638	87.31
Condo over 8 stories	3	843,027	0.12	281,009	624	83.09
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Credit Grade
Credit Grade	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,573	$460,358,586	66.63%	$178,919	646	82.82%
AM	451	87,352,106	12.64	193,685	587	81.82
AX	285	58,543,413	8.47	205,415	612	82.42
B	267	50,679,031	7.34	189,809	559	76.56
C	104	19,041,218	2.76	183,089	543	74.64
CM	99	14,893,913	2.16	150,444	525	69.15
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Prepayment Penalty Term
Prepayment Penalty Term	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
None	1,214	$190,198,909	27.53%	$156,671	620	82.29%
6	4	317,647	0.05	79,412	597	81.99
12	211	48,951,912	7.09	232,000	625	81.77
24	1,754	351,525,989	50.88	200,414	622	81.69
36	594	99,730,243	14.44	167,896	636	80.45
60	2	143,564	0.02	71,782	618	73.59
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I IO Term
IO Term	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
0	3,324	$549,679,537	79.56%	$165,367	616	81.77%
24	79	26,667,619	3.86	337,565	648	83.20
36	10	3,047,151	0.44	304,715	645	88.32
60	348	106,025,547	15.35	304,671	654	80.79
84	6	2,240,538	0.32	373,423	699	78.18
120	12	3,207,873	0.46	267,323	645	79.30
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Note Margins
Range of Note Margins(%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	1,099	$121,930,239	17.65%	$110,947	636	83.68%
2.000 - 2.499	2	583,200	0.08	291,600	627	71.07
2.500 - 2.999	1	500,000	0.07	500,000	674	80.00
3.000 - 3.499	2	820,789	0.12	410,395	643	76.86
3.500 - 3.999	29	5,204,085	0.75	179,451	623	82.88
4.000 - 4.499	37	9,284,883	1.34	250,943	645	80.67
4.500 - 4.999	98	24,437,850	3.54	249,366	651	79.40
5.000 - 5.499	352	78,982,302	11.43	224,382	637	80.59
5.500 - 5.999	733	161,975,150	23.45	220,976	629	80.79
6.000 - 6.499	773	174,777,987	25.30	226,103	613	81.27
6.500 - 6.999	428	75,212,211	10.89	175,729	605	83.00
7.000 - 7.499	108	19,052,046	2.76	176,408	592	82.97
7.500 - 7.999	60	10,378,698	1.50	172,978	604	81.94
8.000 - 8.499	33	4,426,049	0.64	134,123	568	82.31
8.500 - 8.999	20	2,863,661	0.41	143,183	573	80.35
9.000 - 9.499	3	344,207	0.05	114,736	605	90.26
9.500 - 9.999	1	94,909	0.01	94,909	586	95.00
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Maximum Mortgage Rates
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	1,099	$121,930,239	17.65%	$110,947	636	83.68%
11.000 - 11.999	86	23,061,113	3.34	268,152	641	78.34
12.000 - 12.999	549	143,245,346	20.73	260,920	630	79.37
13.000 - 13.999	1,091	243,549,943	35.25	223,236	625	81.19
14.000 - 14.999	680	120,547,624	17.45	177,276	612	83.45
15.000 - 15.999	232	34,265,455	4.96	147,696	583	84.11
16.000 - 16.999	38	3,882,137	0.56	102,161	557	78.19
17.000 - 17.999	3	332,502	0.05	110,834	566	87.47
18.000 - 18.999	1	53,905	0.01	53,905	578	57.00
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Minimum Mortgage Rates
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	1,099	$121,930,239	17.65%	$110,947	636	83.68%
3.000 - 3.999	1	404,711	0.06	404,711	568	90.00
4.000 - 4.999	29	7,626,565	1.10	262,985	676	78.59
5.000 - 5.999	312	77,044,589	11.15	246,938	646	79.85
6.000 - 6.999	901	221,924,758	32.12	246,309	630	80.53
7.000 - 7.999	849	174,698,328	25.29	205,770	613	81.41
8.000 - 8.999	428	68,141,832	9.86	159,210	591	84.11
9.000 - 9.999	144	17,970,999	2.60	124,799	575	85.00
10.000 - 10.999	14	1,030,353	0.15	73,597	557	80.66
11.000 - 11.999	2	95,891	0.01	47,945	544	62.69
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Next Rate Adjustment Date
Range of Next Rate Adjustment Date	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
N/A Fixed	1,099	$121,930,239	17.65%	$110,947	636	83.68%
September 2006	2	440,822	0.06	220,411	609	71.90
January 2007	2	182,799	0.03	91,400	629	83.78
February 2007	2	351,148	0.05	175,574	626	88.50
March 2007	3	661,338	0.10	220,446	635	90.11
April 2007	1	188,012	0.03	188,012	553	90.00
May 2007	7	2,163,481	0.31	309,069	622	88.29
June 2007	36	8,090,572	1.17	224,738	609	87.40
July 2007	37	10,558,646	1.53	285,369	618	79.89
August 2007	150	33,613,774	4.87	224,092	634	80.71
September 2007	993	203,384,068	29.44	204,818	617	80.83
October 2007	1,055	228,897,696	33.13	216,965	618	81.35
November 2007	177	32,490,160	4.70	183,560	634	81.61
May 2008	2	434,358	0.06	217,179	646	90.00
June 2008	5	1,626,853	0.24	325,371	654	90.23
July 2008	7	1,749,890	0.25	249,984	618	82.65
August 2008	21	5,919,659	0.86	281,889	645	79.55
September 2008	66	13,358,345	1.93	202,399	631	81.61
October 2008	60	13,480,546	1.95	224,676	631	80.59
November 2008	38	6,597,364	0.95	173,615	630	83.27
September 2010	3	632,748	0.09	210,916	640	81.26
October 2010	13	4,115,746	0.60	316,596	693	80.07
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Group I Debt-to-Income Ratios
Debt-to-Income Ratio (%)	Number of Mortgage Loans	Group I Principal Balance Outstanding	Percent of Group I Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or less	20	$3,203,173	0.46%	$160,159	632	80.68%
20.01 - 25.00	223	34,631,892	5.01	155,300	619	80.43
25.01 - 30.00	236	40,326,726	5.84	170,876	610	82.28
30.01 - 35.00	296	53,703,143	7.77	181,430	618	81.04
35.01 - 40.00	458	83,506,439	12.09	182,328	612	80.08
40.01 - 45.00	584	108,184,917	15.66	185,248	622	81.37
45.01 - 50.00	777	139,678,369	20.22	179,766	635	82.41
50.01 - 55.00	873	169,429,342	24.52	194,077	630	82.50
55.01 - 60.00	311	58,064,270	8.40	186,702	613	81.38
Not Available	1	139,994	0.02	139,994	664	95.00
Total:	3,779	$690,868,265	100.00%	$182,818	623	81.68%

Net WAC Cap Schedule

Class A-I Certificates
Month	(%)1	(%)2	Month	(%)1	(%)2
1	n/a	n/a	39	9.08	14.00
2	6.70	14.00	40	10.04	14.00
3	6.70	14.00	41	9.09	14.00
4	7.42	14.00	42	9.39	14.00
5	6.70	14.00	43	9.08	14.00
6	6.92	14.00	44	9.38	14.00
7	6.70	14.00	45	9.07	14.00
8	6.92	14.00	46	9.06	14.00
9	6.70	14.00	47	9.36	14.00
10	6.70	14.00	48	9.05	14.00
11	6.93	14.00	49	9.35	14.00
12	6.70	14.00	50	9.04	14.00
13	6.93	14.00	51	9.03	14.00
14	6.70	14.00	52	9.99	14.00
15	6.71	14.00	53	9.02	14.00
16	7.43	14.00	54	9.31	14.00
17	6.71	14.00	55	9.01	14.00
18	6.93	14.00	56	9.30	14.00
19	6.71	14.00	57	8.99	14.00
20	6.93	14.00	58	8.99	14.00
21	6.71	14.00	59	9.28	14.00
22	6.72	14.00	60	8.98	14.00
23	8.83	14.00	61	9.28	11.37
24	8.66	14.00	62	8.97	10.99
25	8.94	14.00	63	8.96	10.97
26	8.64	14.00	64	9.92	12.13
27	8.64	14.00	65	8.95	10.94
28	9.23	14.00	66	9.25	11.30
29	8.98	14.00	67	8.95	10.92
30	9.27	14.00	68	9.24	11.27
31	8.97	14.00	69	8.93	10.89
32	9.26	14.00	70	8.93	10.87
33	8.96	14.00	71	9.22	11.22
34	8.95	14.00	72	8.92	10.85
35	9.35	14.00	73	9.21	11.20
36	9.09	14.00	74	8.90	10.82
37	9.39	14.00	75	8.90	10.80
38	9.08	14.00

(1) Assumes 1-month LIBOR remains constant at 4.12% and 6-month LIBOR remains constant at 4.55% and run at the Pricing Speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the Pricing Speed to call. Assumes payments are received from the related Yield Maintenance Agreement and is capped at 14% per annum.

Net WAC Cap Schedule

Class A-II Certificates
Month	(%)1	(%)2	Month	(%)1	(%)2
1	n/a	n/a	39	8.92	14.00
2	6.80	14.00	40	9.87	14.00
3	6.80	14.00	41	8.93	14.00
4	7.53	14.00	42	9.22	14.00
5	6.80	14.00	43	8.92	14.00
6	7.02	14.00	44	9.21	14.00
7	6.80	14.00	45	8.90	14.00
8	7.03	14.00	46	8.89	14.00
9	6.80	14.00	47	9.18	14.00
10	6.80	14.00	48	8.88	14.00
11	7.03	14.00	49	9.17	14.00
12	6.80	14.00	50	8.87	14.00
13	7.03	14.00	51	8.86	14.00
14	6.80	14.00	52	9.80	14.00
15	6.80	14.00	53	8.84	14.00
16	7.53	14.00	54	9.13	14.00
17	6.80	14.00	55	8.83	14.00
18	7.03	14.00	56	9.11	14.00
19	6.81	14.00	57	8.81	14.00
20	7.03	14.00	58	8.80	14.00
21	6.81	14.00	59	9.09	14.00
22	6.81	14.00	60	8.80	14.00
23	8.36	14.00	61	9.09	11.06
24	8.61	14.00	62	8.78	10.68
25	8.88	14.00	63	8.78	10.67
26	8.58	14.00	64	9.71	11.79
27	8.57	14.00	65	8.76	10.63
28	9.16	14.00	66	9.05	10.98
29	8.82	14.00	67	8.75	10.61
30	9.11	14.00	68	9.04	10.94
31	8.81	14.00	69	8.74	10.57
32	9.10	14.00	70	8.73	10.55
33	8.80	14.00	71	9.01	10.89
34	8.80	14.00	72	8.72	10.53
35	9.20	14.00	73	9.00	10.86
36	8.94	14.00	74	8.70	10.49
37	9.23	14.00	75	8.69	10.48
38	8.93	14.00

(1) Assumes 1-month LIBOR remains constant at 4.12% and 6-month LIBOR remains constant at 4.55% and run at the Pricing Speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the Pricing Speed to call. Assumes payments are received from the related Yield Maintenance Agreement and is capped at 14% per annum.

Net WAC Cap Schedule

Class M Certificates
Month	(%)1	(%)2	Month	(%)1	(%)2
1	n/a	n/a	39	9.00	14.00
2	6.75	14.00	40	9.96	14.00
3	6.75	14.00	41	9.01	14.00
4	7.47	14.00	42	9.30	14.00
5	6.75	14.00	43	9.00	14.00
6	6.97	14.00	44	9.29	14.00
7	6.75	14.00	45	8.99	14.00
8	6.97	14.00	46	8.98	14.00
9	6.75	14.00	47	9.27	14.00
10	6.75	14.00	48	8.97	14.00
11	6.98	14.00	49	9.26	14.00
12	6.75	14.00	50	8.95	14.00
13	6.98	14.00	51	8.95	14.00
14	6.75	14.00	52	9.90	14.00
15	6.75	14.00	53	8.93	14.00
16	7.48	14.00	54	9.22	14.00
17	6.76	14.00	55	8.92	14.00
18	6.98	14.00	56	9.21	14.00
19	6.76	14.00	57	8.90	14.00
20	6.98	14.00	58	8.90	14.00
21	6.76	14.00	59	9.19	14.00
22	6.76	14.00	60	8.89	14.00
23	8.60	14.00	61	9.18	11.21
24	8.63	14.00	62	8.88	10.84
25	8.91	14.00	63	8.87	10.82
26	8.61	14.00	64	9.81	11.96
27	8.61	14.00	65	8.86	10.79
28	9.20	14.00	66	9.15	11.14
29	8.90	14.00	67	8.85	10.77
30	9.19	14.00	68	9.14	11.11
31	8.89	14.00	69	8.84	10.73
32	9.18	14.00	70	8.83	10.72
33	8.88	14.00	71	9.12	11.06
34	8.87	14.00	72	8.82	10.69
35	9.27	14.00	73	9.10	11.03
36	9.02	14.00	74	8.80	10.66
37	9.31	14.00	75	8.80	10.64
38	9.00	14.00

(1) Assumes 1-month LIBOR remains constant at 4.12% and 6-month LIBOR remains constant at 4.55% and run at the Pricing Speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the Pricing Speed to call. Assumes payments are received from the related Yield Maintenance Agreement and is capped at 14% per annum.

Bond Sensitivity Tables (To Call)
	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
A-I-1
WAL	13.81	1.63	1.22	1.00	0.85	0.74
Mod Duration	10.02	1.55	1.17	0.97	0.82	0.72
Principal Window	1 - 250	1 - 37	1 - 25	1 - 21	1 - 18	1 - 15
Principal # Months	250	37	25	21	18	15
A-I-2
WAL	22.58	3.86	2.58	2.00	1.73	1.50
Mod Duration	14.30	3.53	2.42	1.90	1.65	1.44
Principal Window	250 - 295	37 - 60	25 - 40	21 - 28	18 - 23	15 - 21
Principal # Months	46	24	16	8	6	7
A-I-3
WAL	26.57	7.41	4.92	3.25	2.23	1.91
Mod Duration	15.55	6.24	4.38	2.99	2.11	1.82
Principal Window	295 - 340	60 - 130	40 - 87	28 - 63	23 - 32	21 - 26
Principal # Months	46	71	48	36	10	6
A-I-4
WAL	28.69	12.43	8.28	6.07	3.65	2.37
Mod Duration	15.99	9.45	6.86	5.28	3.32	2.23
Principal Window	340 - 345	130 - 153	87 - 102	63 - 75	32 - 58	26 - 32
Principal # Months	6	24	16	13	27	7
M-1
WAL	26.62	8.41	5.63	4.64	4.80	3.69
Mod Duration	15.24	6.79	4.86	4.13	4.28	3.37
Principal Window	276 - 345	49 - 153	38 - 102	45 - 75	55 - 58	32 - 46
Principal # Months	70	105	65	31	4	15
M-2
WAL	26.62	8.41	5.63	4.52	4.42	3.82
Mod Duration	15.20	6.78	4.85	4.03	3.97	3.48
Principal Window	276 - 345	49 - 153	38 - 102	42 - 75	49 - 58	46 - 46
Principal # Months	70	105	65	34	10	1
M-3
WAL	26.62	8.41	5.63	4.45	4.14	3.78
Mod Duration	15.17	6.78	4.85	3.97	3.74	3.44
Principal Window	276 - 345	49 - 153	38 - 102	41 - 75	46 - 58	44 - 46
Principal # Months	70	105	65	35	13	3
M-4
WAL	26.62	8.41	5.62	4.41	4.00	3.58
Mod Duration	14.93	6.73	4.82	3.92	3.61	3.27
Principal Window	276 - 345	49 - 153	37 - 102	40 - 75	44 - 58	41 - 46
Principal # Months	70	105	66	36	15	6
M-5
WAL	26.62	8.41	5.62	4.39	3.91	3.44
Mod Duration	14.88	6.72	4.82	3.90	3.53	3.15
Principal Window	276 - 345	49 - 153	37 - 102	39 - 75	42 - 58	39 - 46
Principal # Months	70	105	66	37	17	8
M-6
WAL	26.62	8.41	5.62	4.36	3.84	3.34
Mod Duration	14.80	6.71	4.81	3.87	3.47	3.06
Principal Window	276 - 345	49 - 153	37 - 102	39 - 75	41 - 58	37 - 46
Principal # Months	70	105	66	37	18	10
M-7
WAL	26.62	8.41	5.62	4.34	3.78	3.24
Mod Duration	13.68	6.48	4.69	3.78	3.36	2.93
Principal Window	276 - 345	49 - 153	37 - 102	38 - 75	40 - 58	36 - 46
Principal # Months	70	105	66	38	19	11
M-8
WAL	26.62	8.41	5.62	4.33	3.72	3.18
Mod Duration	13.19	6.38	4.64	3.74	3.29	2.86
Principal Window	276 - 345	49 - 153	37 - 102	38 - 75	39 - 58	35 - 46
Principal # Months	70	105	66	38	20	12
M-9
WAL	26.62	8.41	5.62	4.32	3.69	3.14
Mod Duration	12.21	6.16	4.52	3.66	3.21	2.78
Principal Window	276 - 345	49 - 153	37 - 102	37 - 75	38 - 58	34 - 46
Principal # Months	70	105	66	39	21	13

Bond Sensitivity Tables (To Maturity)
	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
A-I-1
WAL	13.81	1.63	1.22	1.00	0.85	0.74
Mod Duration	10.02	1.55	1.17	0.97	0.82	0.72
Principal Window	1 - 250	1 - 37	1 - 25	1 - 21	1 - 18	1 - 15
Principal # Months	250	37	25	21	18	15
A-I-2
WAL	22.58	3.86	2.58	2.00	1.73	1.50
Mod Duration	14.30	3.53	2.42	1.90	1.65	1.44
Principal Window	250 - 295	37 - 60	25 - 40	21 - 28	18 - 23	15 - 21
Principal # Months	46	24	16	8	6	7
A-I-3
WAL	26.57	7.41	4.92	3.25	2.23	1.91
Mod Duration	15.55	6.24	4.38	2.99	2.11	1.82
Principal Window	295 - 340	60 - 130	40 - 87	28 - 63	23 - 32	21 - 26
Principal # Months	46	71	48	36	10	6
A-I-4
WAL	29.13	15.23	10.43	7.65	4.68	2.37
Mod Duration	16.11	10.82	8.17	6.36	4.10	2.23
Principal Window	340 - 358	130 - 295	87 - 217	63 - 164	32 - 124	26 - 32
Principal # Months	19	166	131	102	93	7
M-1
WAL	26.73	9.21	6.26	5.11	5.42	6.07
Mod Duration	15.27	7.18	5.24	4.45	4.75	5.21
Principal Window	276 - 357	49 - 266	38 - 190	45 - 145	55 - 112	32 - 110
Principal # Months	82	218	153	101	58	79
M-2
WAL	26.73	9.19	6.23	4.97	4.77	4.63
Mod Duration	15.23	7.16	5.22	4.34	4.23	4.13
Principal Window	276 - 357	49 - 257	38 - 182	42 - 138	49 - 107	48 - 86
Principal # Months	82	209	145	97	59	39
M-3
WAL	26.73	9.16	6.21	4.88	4.48	4.08
Mod Duration	15.20	7.14	5.21	4.27	3.99	3.68
Principal Window	276 - 356	49 - 247	38 - 177	41 - 131	46 - 101	44 - 81
Principal # Months	81	199	140	91	56	38
M-4
WAL	26.73	9.13	6.18	4.83	4.32	3.84
Mod Duration	14.96	7.08	5.16	4.21	3.85	3.47
Principal Window	276 - 356	49 - 238	37 - 169	40 - 125	44 - 97	41 - 77
Principal # Months	81	190	133	86	54	37
M-5
WAL	26.73	9.09	6.15	4.78	4.21	3.69
Mod Duration	14.91	7.05	5.14	4.17	3.76	3.34
Principal Window	276 - 355	49 - 230	37 - 162	39 - 120	42 - 93	39 - 74
Principal # Months	80	182	126	82	52	36
M-6
WAL	26.72	9.04	6.11	4.72	4.11	3.56
Mod Duration	14.83	7.01	5.11	4.12	3.67	3.24
Principal Window	276 - 355	49 - 220	37 - 155	39 - 114	41 - 88	37 - 70
Principal # Months	80	172	119	76	48	34
M-7
WAL	26.72	8.96	6.05	4.66	4.02	3.44
Mod Duration	13.70	6.73	4.94	3.99	3.53	3.08
Principal Window	276 - 354	49 - 209	37 - 146	38 - 107	40 - 83	36 - 66
Principal # Months	79	161	110	70	44	31
M-8
WAL	26.70	8.84	5.96	4.57	3.91	3.33
Mod Duration	13.20	6.57	4.83	3.90	3.43	2.98
Principal Window	276 - 352	49 - 194	37 - 135	38 - 99	39 - 76	35 - 61
Principal # Months	77	146	99	62	38	27
M-9
WAL	26.67	8.69	5.83	4.47	3.80	3.23
Mod Duration	12.22	6.28	4.63	3.75	3.29	2.85
Principal Window	276 - 350	49 - 179	37 - 123	37 - 90	38 - 70	34 - 55
Principal # Months	75	131	87	54	33	22

CSFB Contacts
	name	phone extension
Asset Finance:	Brendan Keane	(212) 325-6459
	John Herbert	(212) 325-2412
	Kenny Rosenberg	(212) 325-3587
	Ryan Stroker	(212) 325-0391
	Kashif Gilani - Collateral	(212) 325-8697
	David Steinberg - Collateral	(212) 325-2774
	Carrina Chan - Structuring	(212) 325-2384
	Asante Berko - Structuring	(212) 325-9081

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Jim Drvostep	(212) 325-8549
	Melissa Simmons	(212) 325-8549

Rating Agency Contacts
	name	phone extension
Moody's:	Timothy Gildner	(212) 553-2919
	Danise Chui	(212) 553-1022

S&P:	Andrew Engel	(212) 438-6305